Exhibit 99.2

Heartland BancCorp

Consolidated Financial Statements

Heartland BancCorp

Heartland BancCorp

Consolidated Balance Sheets

(Table dollar amounts in thousands, except share data)

	September 30, 2024	December 31, 2023
	(unaudited)	(audited)
Assets
Cash and cash equivalents	$67,771	$36,682
Available-for-sale securities	229,907	211,130
Loans held for sale	2,854	1,145
Loans, net of allowance for credit losses of $17,845 and $17,927 at September 30, 2024 and December 31, 2023, respectively	1,535,845	1,531,280
Premises and equipment	32,548	33,649
Nonmarketable equity securities	6,946	6,866
Mortgage servicing rights, net	3,545	3,373
Foreclosed assets held for sale	30	10
Goodwill	12,389	12,389
Intangible assets	433	565
Deferred income taxes	6,007	6,448
Life insurance assets	20,809	20,315
Accrued interest receivable and other assets	21,519	19,363

Total assets	$1,940,603	$1,883,215

Liabilities and Shareholders' Equity

Liabilities
Deposits
Demand	$431,582	$487,631
Savings, NOW and money market	686,221	711,198
Time	587,927	443,772

Total deposits	1,705,730	1,642,601
Repurchase agreements	5,590	4,583
Other borrowed funds	10,000	31,000
Subordinated debt	24,065	24,034
Interest payable and other liabilities	19,352	18,465

Total liabilities	1,764,737	1,720,683

Shareholders' Equity
Common stock, without par value; authorized 20,000,000 shares; issued 2024 - 2,113,153 shares, 2023 - 2,105,737 shares	63,899	62,724
Retained earnings	130,069	120,065
Accumulated other comprehensive loss	(13,108)	(15,263)
Treasury stock at cost, 2024 - 90,612 and 2023 - 90,612 shares	(4,994)	(4,994)

Total shareholders' equity	175,866	162,532

Total liabilities and shareholders' equity	$1,940,603	$1,883,215

See Notes to Consolidated Financial Statements	2

Heartland BancCorp

Consolidated Statements of Income

(Unaudited, table dollar amounts in thousands, except share data)

	Nine Months Ended September 30,
	2024	2023
Interest Income
Loans	$70,589	$61,574
Securities
Taxable	5,251	2,946
Tax-exempt	2,020	1,813
Other	1,189	858

Total interest income	79,049	67,191
Interest Expense
Deposits	32,525	19,673
Borrowings	1,935	1,872

Total interest expense	34,460	21,545

Net Interest Income	44,589	45,646
Provision for Credit Losses	—	2,050
Net Interest Income After Provision for Credit Losses	44,589	43,596
Noninterest Income
Service charges	2,968	3,010
Gains on sale of loans and originated mortgage servicing rights	1,852	1,638
Loan servicing fees, net	1,306	1,176
Title insurance income	561	678
Increase in cash surrender value of life insurance	494	351
Other	2,176	2,370

Total noninterest income	9,357	9,223
Noninterest Expense
Salaries and employee benefits	21,545	22,128
Net occupancy and equipment expense	3,384	3,179
Software and data processing fees	3,544	3,299
Professional fees	1,854	779
Marketing expense	826	879
Printing and office supplies	243	266
State financial institution tax	877	779
FDIC insurance premiums	732	867
Other	2,943	3,244

Total noninterest expense	35,948	35,420

Income Before Income Tax	17,998	17,399

Provision for Income Taxes	3,401	3,171

Net Income	$14,597	$14,228

Basic Earnings Per Share	$7.24	$7.07

Diluted Earnings Per Share	$7.12	$7.01

See Notes to Consolidated Financial Statements	3

Heartland BancCorp

Consolidated Statements of Comprehensive Income

(Unaudited, table dollar amounts in thousands, except share data)

	Nine Months Ended September 30,
	2024	2023
Net Income	$14,597	$14,228

Other Comprehensive Income/(Loss):

Unrealized gain/(loss) on available-for-sale securities, net of taxes/(benefit) of $596 and $(1,182) for 2024 and 2023, respectively	2,155	(4,071)

Other comprehensive income/(loss)	2,155	(4,071)

Comprehensive Income	$16,752	$10,157

See Notes to Consolidated Financial Statements	4

Heartland BancCorp

Consolidated Statements of Shareholders’ Equity

(Unaudited, table dollar amounts in thousands, except share data)

	Nine months ended September 30, 2023
				Accumulated
				Other
	Common Stock		Retained	Comprehensive	Treasury
	Shares	Amount	Earnings	Loss	Stock	Total
Balance, December 31, 2022	2,008,975	$61,998	$107,165	$(20,261)	$(4,994)	$143,908

Cumulative change for adoption of ASC 326			(500)			(500)

Balance, January 1, 2023	2,008,975	$61,998	$106,665	$(20,261)	$(4,994)	$143,408

Net income			14,228			14,228
Other comprehensive loss				(4,071)		(4,071)
Dividends on common stock, $2.28 per share			(4,585)			(4,585)
Stock option expense		368				368
Stock options exercised	6,150	249				249

Balance, September 30, 2023	2,015,125	$62,615	$116,308	$(24,332)	$(4,994)	$149,597

	Nine months ended September 30, 2024
				Accumulated
				Other
	Common Stock		Retained	Comprehensive	Treasury
	Shares	Amount	Earnings	Income/(Loss)	Stock	Total
Balance, December 31, 2023	2,015,125	$62,724	$120,065	$(15,263)	$(4,994)	$162,532

Net income			14,597			14,597
Other comprehensive income				2,155		2,155
Dividends on common stock, $2.28 per share			(4,593)			(4,593)
Stock option expense		283				283
Stock options exercised	7,416	892				892

Balance, September 30, 2024	2,022,541	$63,899	$130,069	$(13,108)	$(4,994)	$175,866

See Notes to Consolidated Financial Statements	5

Heartland BancCorp

Consolidated Statements of Cash Flows

(Unaudited, table dollar amounts in thousands, except share data)

	Nine Months Ended September 30,
	2024	2023
Operating Activities
Net income	$14,597	$14,228
Items not requiring (providing) cash
Depreciation and amortization	1,568	1,432
Provision for credit losses	—	2,050
Amortization of premiums and discounts on securities	344	600
Amortization of purchase accounting adjustments	128	97
Accretion of loan fees, net	43	(50)
Deferred income taxes	(155)	507
Stock option expense	283	368
Gain on sale of loans	(1,233)	(1,105)
Increase in cash surrender value of life insurance	(494)	(351)
Changes in
Loans held for sale	(1,709)	(361)
Interest receivable	(838)	(1,861)
Other assets	(1,486)	365
Interest payable and other liabilities	883	3,184

Net cash provided by operating activities	11,931	19,103

Investing Activities
Purchase of available-for-sale securities	(34,604)	(34,960)
Proceeds from maturities of available-for-sale securities	18,234	1,782
Purchase of nonmarketable equity securities	(80)	(236)
Net change in loans	(3,404)	(115,984)
Purchase of premises and equipment	(561)	(4,519)
Proceeds from sale of premises and equipment	131	8

Net cash used in investing activities	(20,284)	(153,909)

	2024	2023
Financing Activities
Net (decrease)/increase in demand deposits, money market, NOW and savings accounts	(81,026)	17,158
Net increase in certificates of deposit	144,158	105,644
Net increase/(decrease) in repurchase agreements	1,007	(767)
Net change in fed funds	—	(10,000)
Proceeds of FHLB advances	—	50,000
Repayment of FHLB advances	(21,000)	—
Repayment of subordinated notes	—	(700)
Proceeds from stock options exercised	892	249
Dividends paid	(4,589)	(4,446)

Net cash provided by financing activities	39,442	157,138

Increase in Cash and Cash Equivalents	31,089	22,332

Cash and Cash Equivalents, Beginning of Period	36,682	22,883

Cash and Cash Equivalents, End of Period	$67,771	$45,215

Supplemental Cash Flows Information

Interest paid	$34,647	$21,317
Income taxes paid (net of refunds)	2,830	3,710

See Notes to Consolidated Financial Statements	6

Heartland BancCorp

Notes to Consolidated Financial Statements (Unaudited)

Note 1:     Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

Heartland BancCorp (“Company”) is a bank holding company whose principal activity is the ownership and management of its wholly-owned subsidiaries, Heartland Bank (the “Bank”) and TransCounty Title Agency, LLC along with the Bank’s wholly-owned subsidiaries, Heartland Mortgage Corporation (inactive), Heartland Investments, Inc. (inactive) and Heartland Insurance Services, LLC (inactive). The Bank is primarily engaged in providing a full range of banking and financial services to individual and corporate customers in central Ohio and Greater Cincinnati. The Bank is subject to competition from other financial institutions. The Bank is subject to the regulation of certain federal and state agencies and undergoes examinations by those regulatory authorities on an 18-month cycle.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company, the Bank, TransCounty Title Agency, LLC and Heartland Insurance Services, LLC. All significant intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Material estimates that are particularly susceptible to significant change include the determination of the allowance for credit losses, valuation of real estate acquired in connection with foreclosures or in satisfaction of loans, valuation of deferred tax assets, credit loss on available-for-sale securities, and fair values of financial instruments.

Management Opinion

The accompanying unaudited consolidated interim financial statement have been prepared in accordance with generally accepted accounting principles (“GAAP”) and are unaudited. They do not contain all of the disclosures required for annual audited financial statements. In the opinion of management, all adjustments are necessary to present a fair statement of the results for the interim period have been made. Such adjustments are of a normal and recurring nature. The results of operations for any interim period are not necessarily indicative of the results to be expected for an entire year. These interim consolidated financials statements should be read in conjunction with the annual consolidated financial statements and notes thereto contained in the Company’s consolidated financial statements.

7

Heartland BancCorp

Notes to Consolidated Financial Statements

(Unaudited, table dollar amounts in thousands, except share data)

Note 2:     Securities

The amortized cost and approximate fair values, together with gross unrealized gains and losses, of securities are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Approximate Fair Value
Available-for-sale Securities:
September 30, 2024:
U.S. government agencies	$45,116	$68	$(4,511)	$40,673
SBA Loan Pools	13,497	367	(5)	13,859
Mortgage-backed securities of U.S. Government sponsored enterprises	64,845	769	(2,378)	63,236
State and political subdivisions	108,003	296	(10,248)	98,051
Corporate bonds	15,136	—	(1,048)	14,088

Totals	$246,597	$1,500	$(18,190)	$229,907

December 31, 2023:
U.S. government agencies	$55,115	$49	$(5,639)	$49,525
SBA Loan Pools	12,384	277	(40)	12,621
Mortgage-backed securities of U.S. Government sponsored enterprises	43,197	243	(2,793)	40,647
State and political subdivisions	104,727	379	(10,404)	94,702
Corporate bonds	15,148	—	(1,513)	13,635

Totals	$230,571	$948	$(20,389)	$211,130

The amortized cost and fair value of available-for-sale securities at September 30, 2024, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Available-for-sale
	Amortized Cost	Fair Value
Within one year	$1,502	$1,500
One to five years	12,507	12,321
Five to ten years	38,970	37,773
After ten years	115,276	101,218

	168,255	152,812

SBA Loan Pools	13,497	13,859
Mortgage-backed securities of U.S. Government sponsored entities	64,845	63,236

Totals	$246,597	$229,907

The carrying value, which equals fair value, of securities pledged as collateral, to secure public deposits and for other purposes, was $75,778,000 at September 30, 2024 and $60,956,000 at December 31, 2023.

8

Heartland BancCorp

Notes to Consolidated Financial Statements

(Unaudited, table dollar amounts in thousands, except share data)

There were no sales of available-for-sale securities during the nine months ended September 30, 2024 and September 30, 2023.

Certain investments in debt securities are reported in the financial statements at an amount less than their historical cost. Total fair value of these investments at September 30, 2024 and December 31, 2023 was $138,291,000 and $147,640,000, which is approximately 60% and 70%, respectively, of the Company’s available-for-sale and held-to-maturity investment portfolio. These declines resulted from changes in market interest rates.

The following tables show the gross unrealized losses and fair value of the Company’s investments for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position at September 30, 2024 and December 31, 2023:

	September 30, 2024
	Less than 12 Months		12 Months or More		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Government agencies	$—	$—	$31,666	$(4,511)	$31,666	$(4,511)
SBA Loan Pools	—	—	949	(5)	949	(5)
Mortgage-backed securities of U.S. Government sponsored enterprises	6,088	(46)	15,616	(2,332)	21,704	(2,378)
State and political subdivisions	5,525	(26)	64,359	(10,222)	69,884	(10,248)
Corporate Bonds	—	—	14,088	(1,048)	14,088	(1,048)

Total	$11,613	$(72)	$126,678	$(18,118)	$138,291	$(18,190)

	December 31, 2023
	Less than 12 Months		12 Months or More		Total
Description of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Government agencies	$6,959	$(42)	$34,086	$(5,597)	$41,045	$(5,639)
SBA Loan Pools	3,900	(40)	—	—	3,900	(40)
Mortgage-backed securities of U.S. Government sponsored enterprises	5,653	(47)	15,650	(2,746)	21,303	(2,793)
State and political subdivisions	3,936	(43)	63,821	(10,361)	67,757	(10,404)
Corporate Bonds	613	(137)	13,022	(1,376)	13,635	(1,513)

Total	$21,061	$(309)	$126,579	$(20,080)	$147,640	$(20,389)

9

Heartland BancCorp

Notes to Consolidated Financial Statements

(Unaudited, table dollar amounts in thousands, except share data)

U.S. Government Agencies

The unrealized losses on the Company’s investments in direct obligations of U.S. government agencies were caused by changes in interest rates. The contractual terms of those investments do not permit the issuer to settle the securities at a price less than amortized cost bases of the investments. Because the Company does not intend to sell the investments and it is not more likely than not the Company will be required to sell the investments before recovery of their amortized cost bases, which may be maturity, the Company has not recorded an allowance for credit losses at September 30, 2024.

SBA Loan Pools

The unrealized losses on the Company’s investment in SBA loan pools were caused by changes in interest rates. The contractual terms of those investments do not permit the issuer to settle the securities at a price less than amortized cost bases of the investments. Because the Company does not intend to sell the investments and it is not more likely than not the Company will be required to sell the investments before recovery of their amortized cost bases, which may be maturity, the Company has not recorded an allowance for credit losses at September 30, 2024.

Mortgage-backed Securities of U.S. Government Sponsored Enterprises

The unrealized losses on the Company’s investment in mortgage-backed securities of U.S. Government sponsored enterprises were caused by changes in interest rates. The Company expects to recover the amortized cost bases over the term of the securities. Because the decline in market value is attributable to changes in interest rates, and not credit quality, and because the Company does not intend to sell the investments and it is not more likely than not the Company will be required to sell the investments before recovery of their amortized cost bases, which may be maturity, the Company has not recorded an allowance for credit losses at September 30, 2024.

State and Political Subdivisions

The unrealized losses on the Company’s investments in securities of state and political subdivisions were caused by changes in interest rates.  The contractual terms of those investments do not permit the issuer to settle the securities at a price less than the amortized cost bases of the investments.  Because the Company does not intend to sell the investments and it is not more likely than not the Company will be required to sell the investments before recovery of their amortized cost bases, which may be maturity, the Company has not recorded an allowance for credit losses at September 30, 2024.

Corporate Bonds

The unrealized losses on the Company’s investments in securities of corporations were caused by changes in interest rates.  The contractual terms of those investments do not permit the issuer to settle the securities at a price less than the amortized cost bases of the investments.  Because the Company does not intend to sell the investments and it is not more likely than not the Company will be required to sell the investments before recovery of their amortized cost bases, which may be maturity, the Company has not recorded an allowance for credit losses at September 30, 2024.

10

Heartland BancCorp

Notes to Consolidated Financial Statements

(Unaudited, table dollar amounts in thousands, except share data)

Note 3:     Loans and Allowance for Credit Losses

Classes of loans include:

	September 30, 2024	December 31, 2023
Commercial	$183,736	$172,662
Commercial Real Estate:
Owner occupied	287,445	296,176
Non Owner occupied	489,451	501,030
Residential Real Estate:
1-4 Family	510,419	508,648
Home Equity	63,190	51,704
Consumer	19,449	18,987
Total loans	1,553,690	1,549,207
Less
Allowance for credit losses	(17,845)	(17,927)

Net loans	$1,535,845	$1,531,280

Loan balances are net of deferred loan fees and costs of $(630,000) and $(633,000) as of September 30, 2024 and December 31, 2023, respectively.

The following tables present the balance in the allowance for credit losses and the recorded investment in loans based on portfolio segment and impairment method for the nine months ended September 30, 2024 and September 30, 2023:

	2024
		Commercial Real Estate		Residential Real Estate
	Commercial	Owner Occupied	Non Owner Occupied	1-4 Family	Home Equity	Consumer	Total
September 30, 2024:
Allowance for credit losses:
Balance, beginning of year	$1,695	$3,700	$5,142	$7,032	$242	$116	$17,927
Provision for credit losses	107	612	(281)	(165)	(57)	(8)	208
Losses charged off	(356)	—	—	(17)	—	(148)	(521)
Recoveries	77	1	—	—	—	153	231
Balance, end of period	$1,523	$4,313	$4,861	$6,850	$185	$113	$17,845

11

Heartland BancCorp

Notes to Consolidated Financial Statements

(Unaudited, table dollar amounts in thousands, except share data)

	2023
		Commercial Real Estate		Residential Real Estate
	Commercial	Owner Occupied	Non Owner Occupied	1-4 Family	Home Equity	Consumer	Total
September 30, 2023:
Allowance for credit losses:
Balance, beginning of year	$3,069	$5,404	$4,831	$3,006	$193	$88	$16,591
Impact of adopting ASC 326	(2,223)	(1,021)	(2,017)	4,429	169	(15)	(678)
Provision charged to expense	794	(982)	2,214	(717)	(130)	159	1,338
Losses charged off	(9)	—	—	—	—	(132)	(141)
Recoveries	10	1	—	—	3	19	33
Balance, end of period	$1,641	$3,402	$5,028	$6,718	$235	$119	$17,143

The risk characteristics of each loan portfolio segment are as follows:

Commercial (Non-Real Estate)

Commercial loans are based on the identified cash flows of the borrower and on the underlying collateral provided by the borrower. The cash flows of borrowers, however, may not be as expected and the collateral securing these loans may fluctuate in value. Most commercial loans are secured by the assets being financed or other business assets such as accounts receivable or inventory and may incorporate a personal guarantee. In the case of loans secured by accounts receivable, the availability of funds for the repayment of these loans may be substantially dependent on the ability of the borrower to collect amounts due from its customers.

Commercial Real Estate

These loans are viewed as cash flow loans with a significant emphasis on the value of real estate securing the loan. Commercial real estate lending typically involves higher loan principal amounts and the repayment of these loans is generally dependent on the successful operation of the property securing the loan or the business conducted on the property securing the loan. Commercial real estate loans may be more adversely affected by conditions in the real estate markets or in the general economy. The properties securing the Company’s commercial real estate portfolio are diverse in terms of type within the Company’s market area. Management monitors and evaluates commercial real estate loans based on collateral, market area, risk grade criteria, and concentrations. As a general rule, the Company avoids financing single purpose projects unless other underwriting factors are present to help mitigate risk. In addition, management tracks the level of owner-occupied commercial real estate loans versus higher risk non-owner-occupied loans.

Residential Real Estate and Consumer

With respect to residential loans that are secured by one- to-four family residences and are generally owner occupied, the Company generally establishes a maximum loan-to-value ratio and generally requires private mortgage insurance if that maximum is exceeded. Home equity loans are typically secured by a subordinate interest in one-to-four family residences, and other consumer loans are secured by consumer assets such as automobiles or recreational vehicles. Some consumer loans are unsecured such as small installment loans and certain lines of credit. Repayment of these loans is primarily dependent on the personal income of the borrowers, which can be impacted by economic conditions in their market areas such as unemployment levels.  The security value can also be impacted by changes in property values on residential properties.  Risk is mitigated by the fact that the loans are of smaller individual amounts and spread over a large number of borrowers.

12

Heartland BancCorp

Notes to Consolidated Financial Statements

(Unaudited, table dollar amounts in thousands, except share data)

Internal Risk Categories

Loan grades are numbered 1 through 8. Grades 1 through 4 are considered pass grades. The grade of 5, or Special Mention, represents loans of lower quality and signs of potential weakness. The grades of 6, or Substandard, and 7, or Doubtful, refer to assets that are classified. The use and application of these grades by the Company will be uniform and shall conform to the Company’s policy.

Excellent (1) loans are of superior quality with excellent credit strength and repayment ability proving a nominal credit risk.

Good (2) loans are of above average credit strength and repayment ability proving only a minimal credit risk.

Satisfactory (3) loans are of reasonable credit strength and repayment ability proving an average credit risk due to one or more underlying weaknesses.

Watch (4) borrowers in this grade are still considered acceptable from quality standpoint but have risk factors more substantial than for the typical satisfactory graded loan. Although identified weaknesses are present, performance on loans is acceptable with only moderate delinquency.

Special Mention (5) assets have potential weaknesses that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the asset or in the institution’s credit position at some future date. Special mention assets are not adversely classified and do not expose an institution to sufficient risk to warrant adverse classification. Ordinarily, special mention credits have characteristics which corrective management action would remedy.

Substandard (6) loans are inadequately protected by the current sound worth and paying capacity of the obligor or of the collateral pledged, if any. Loans so classified must have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Company will sustain some loss if the deficiencies are not corrected.

Doubtful (7) loans classified as doubtful have all the weaknesses inherent in those classified Substandard with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of current known facts, conditions and values, highly questionable and improbable.

Loss (8) loans classified as loss are considered uncollectible and of such little value that their continuance as bankable assets is not warranted. This classification does not mean that the loan has absolutely no recovery or salvage value but rather it is not practical or desirable to defer writing off even though partial recovery may be affected in the future.

13

Heartland BancCorp

Notes to Consolidated Financial Statements

(Unaudited, table dollar amounts in thousands, except share data)

The following table presents the credit risk profile of the Company’s loan portfolio based on the Company’s internal rating categories by year of origination as of September 30, 2024 and December 31, 2023:

September 30, 2024:	2024	2023	2022	2021	2020	Prior	Revolving Loans	Total

Commercial
Pass	$21,318	$18,846	$21,469	$11,577	$3,943	$8,194	$70,332	$155,679
Special Mention	173	420	308	3,646	194	4,137	5,706	14,584
Substandard	—	—	7,898	159	—	2,547	2,869	13,473
Doubtful	—	—	—	—	—	—	—	—
Loss	—	—	—	—	—	—	—	—
Total	$21,491	$19,266	$29,675	$15,382	$4,137	$14,878	$78,907	$183,736
Current period gross charge-offs	$—	$—	$—	$284	$—	$72	$—	$356

Commercial Real Estate Owner Occupied
Pass	$2,121	$23,286	$68,902	$54,189	$20,973	$100,323	$6,124	$275,918
Special Mention	—	466	315	1,615	104	3,788	500	6,788
Substandard	—	—	—	—	354	4,385	—	4,739
Doubtful	—	—	—	—	—	—	—	—
Loss	—	—	—	—	—	—	—	—
Total	$2,121	$23,752	$69,217	$55,804	$21,431	$108,496	$6,624	$287,445
Current period gross charge-offs	$—	$—	$—	$—	$—	$—	$—	$—

Commercial Real Estate Non Owner Occupied
Pass	$29,641	$98,356	$128,387	$66,140	$42,026	$78,745	$6,420	$449,715
Special Mention	39	—	—	1,537	206	29,491	—	31,273
Substandard	—	—	304	—	25	8,134	—	8,463
Doubtful	—	—	—	—	—	—	—	—
Loss	—	—	—	—	—	—	—	—
Total	$29,680	$98,356	$128,691	$67,677	$42,257	$116,370	$6,420	$489,451
Current period gross charge-offs	$—	$—	$—	$—	$—	$—	$—	$—

Residential Real Estate 1-4 Family
Pass	$35,591	$77,759	$175,066	$103,644	$40,392	$70,317	$5,215	$507,984
Special Mention	—	—	236	660	331	40	—	1,267
Substandard	—	200	—	—	159	809	—	1,168
Doubtful	—	—	—	—	—	—	—	—
Loss	—	—	—	—	—	—	—	—
Total	$35,591	$77,959	$175,302	$104,304	$40,882	$71,166	$5,215	$510,419
Current period gross charge-offs	$—	$—	$17	$—	$—	$—	$—	$17

14

Heartland BancCorp

Notes to Consolidated Financial Statements

(Unaudited, table dollar amounts in thousands, except share data)

September 30, 2024:	2024	2023	2022	2021	2020	Prior	Revolving Loans	Total

Residential Real Estate Home Equity
Pass	$1,569	$1,084	$1,830	$161	$273	$1,096	$56,880	$62,893
Special Mention	—	—	—	—	—	—	157	157
Substandard	—	24	—	—	—	116	—	140
Doubtful	—	—	—	—	—	—	—	—
Loss	—	—	—	—	—	—	—	—
Total	$1,569	$1,108	$1,830	$161	$273	$1,212	$57,037	$63,190
Current period gross charge-offs	$—	$—	$—	$—	$—	$—	$—	$—

Consumer
Pass	$1,765	$1,508	$3,288	$983	$167	$2,182	$9,499	$19,392
Special Mention	—	—	40	—	—	—	—	40
Substandard	—	—	17	—	—	—	—	17
Doubtful	—	—	—	—	—	—	—	—
Loss	—	—	—	—	—	—	—	—
Total	$1,765	$1,508	$3,345	$983	$167	$2,182	$9,499	$19,449
Current period gross charge-offs	$—	$2	$14	$5	$—	$—	$127	$148

December 31, 2023:	2023	2022	2021	2020	2019	Prior	Revolving Loans	Total

Commercial
Pass	$23,020	$36,629	$15,600	$4,375	$5,801	$10,030	$62,787	$158,242
Special Mention	104	567	2,218	210	—	1,129	5,174	9,402
Substandard	—	—	173	—	2,382	463	2,000	5,018
Doubtful	—	—	—	—	—	—	—	—
Loss	—	—	—	—	—	—	—	—
Total	$23,124	$37,196	$17,991	$4,585	$8,183	$11,622	$69,961	$172,662
Current period gross charge-offs	$—	$—	$27	$215	$—	$—	$—	$242

Commercial Real Estate Owner Occupied
Pass	$20,998	$67,514	$56,025	$22,046	$32,517	$78,938	$6,311	$284,349
Special Mention	399	403	1,702	—	—	2,593	752	5,849
Substandard	50	273	—	360	—	5,295	—	5,978
Doubtful	—	—	—	—	—	—	—	—
Loss	—	—	—	—	—	—	—	—
Total	$21,447	$68,190	$57,727	$22,406	$32,517	$86,826	$7,063	$296,176
Current period gross charge-offs	$—	$—	$—	$—	$—	$—	$—	$—

15

Heartland BancCorp

Notes to Consolidated Financial Statements

(Unaudited, table dollar amounts in thousands, except share data)

December 31, 2023:	2023	2022	2021	2020	2019	Prior	Revolving Loans	Total

Commercial Real Estate Non Owner Occupied
Pass	$78,376	$143,712	$81,347	$50,377	$42,262	$67,009	$7,567	$470,650
Special Mention	—	—	1,779	103	6,134	7,562	—	15,578
Substandard	—	—	—	—	7,936	6,866	—	14,802
Doubtful	—	—	—	—	—	—	—	—
Loss	—	—	—	—	—	—	—	—
Total	$78,376	$143,712	$83,126	$50,480	$56,332	$81,437	$7,567	$501,030
Current period gross charge-offs	$—	$—	$—	$—	$—	$—	$—	$—

Residential Real Estate 1-4 Family
Pass	$76,680	$187,524	$112,468	$43,965	$20,430	$61,851	$3,618	$506,536
Special Mention	—	238	162	421	—	103	—	924
Substandard	—	90	—	170	179	749	—	1,188
Doubtful	—	—	—	—	—	—	—	—
Loss	—	—	—	—	—	—	—	—
Total	$76,680	$187,852	$112,630	$44,556	$20,609	$62,703	$3,618	$508,648
Current period gross charge-offs	$—	$—	$—	$—	$—	$—	$—	$—

Residential Real Estate Home Equity
Pass	$1,196	$1,550	$224	$308	$534	$1,174	$46,169	$51,155
Special Mention	350	—	—	—	—	—	74	424
Substandard	—	—	—	—	—	—	125	125
Doubtful	—	—	—	—	—	—	—	—
Loss	—	—	—	—	—	—	—	—
Total	$1,546	$1,550	$224	$308	$534	$1,174	$46,368	$51,704
Current period gross charge-offs	$—	$—	$—	$—	$—	$—	$—	$—

Consumer
Pass	$2,238	$4,191	$1,639	$318	$80	$2,278	$8,175	$18,919
Special Mention	—	49	—	10	—	—	—	59
Substandard	—	9	—	—	—	—	—	9
Doubtful	—	—	—	—	—	—	—	—
Loss	—	—	—	—	—	—	—	—
Total	$2,238	$4,249	$1,639	$328	$80	$2,278	$8,175	$18,987
Current period gross charge-offs	$—	$7	$—	$—	$—	$11	$221	$239

16

Heartland BancCorp

Notes to Consolidated Financial Statements

(Unaudited, table dollar amounts in thousands, except share data)

The Company did not have any revolving loans convert to term financing during the period ended September 30, 2024 or the year ended December 31, 2023.

The Company evaluates the loan risk grading system definitions on an ongoing basis. No significant changes were made during the past year.

The following tables present the Company’s loan portfolio aging analysis of the recorded investment in loans as of September 30, 2024 and December 31, 2023:

	September 30, 2024
	Past Due
	30-59 Days	60-89 Days	90 or More Days	Total Past Due	Current	Total Loans Receivable
Commercial	$1,168	$68	$406	$1,642	$182,094	$183,736
Commercial Real Estate:
Owner occupied	959	3,426	—	4,385	283,060	287,445
Non owner occupied	—	—	329	329	489,122	489,451
Residential Real Estate:
1-4 family	2,344	225	985	3,554	506,865	510,419
Home equity	211	—	139	350	62,840	63,190
Consumer	17	88	17	122	19,327	19,449

Total	$4,699	$3,807	$1,876	$10,382	$1,543,308	$1,553,690

	December 31, 2023
	Past Due
	30-59 Days	60-89 Days	90 or More Days	Total Past Due	Current	Total Loans Receivable
Commercial	$—	$259	$474	$733	$171,929	$172,662
Commercial Real Estate:
Owner occupied	896	—	—	896	295,280	296,176
Non owner occupied	125	—	153	278	500,752	501,030
Residential Real Estate:
1-4 family	2,583	1,044	938	4,565	504,083	508,648
Home equity	25	114	120	259	51,445	51,704
Consumer	83	22	9	114	18,873	18,987

Total	$3,712	$1,439	$1,694	$6,845	$1,542,362	$1,549,207

17

Heartland BancCorp

Notes to Consolidated Financial Statements

(Unaudited, table dollar amounts in thousands, except share data)

The following tables presents the amortized cost basis of collateral-dependent loans by class of loans as of September 30, 2024 and December 31, 2023:

	September 30, 2024
	Real Estate	Other
Commercial	$—	$1,255
Commercial Real Estate:
Owner occupied	5,509	—
Non Owner occupied	3,565	—
Residential Real Estate:
1-4 family	1,272	—
Home equity	140	—
Consumer	—	17

Total	$10,486	$1,272

	December 31, 2023
	Real Estate	Other
Commercial	$—	$1,094
Commercial Real Estate:
Owner occupied	6,931	—
Non Owner occupied	3,449	—
Residential Real Estate:
1-4 family	1,320	—
Home equity	125	—
Consumer	—	9

Total	$11,825	$1,103

18

Heartland BancCorp

Notes to Consolidated Financial Statements

(Unaudited, table dollar amounts in thousands, except share data)

The following tables present the Company’s nonaccrual loans:

	September 30, 2024
	Nonaccrual loans with a related ACL	Nonaccrual loans without a related ACL	Total Nonaccrual Loans	Total Loans >90 Days & Accruing
Commercial	$281	$125	$406	$—
Commercial Real Estate:
Owner occupied	—	—	—	—
Non Owner occupied	—	329	329	—
Residential Real Estate:
1-4 family	200	789	989	—
Home equity	—	140	140	—
Consumer	17	—	17	5

Totals	$498	$1,383	$1,881	$5

	December 31, 2023
	Nonaccrual loans with a related ACL	Nonaccrual loans without a related ACL	Total Nonaccrual Loans	Total Loans >90 Days & Accruing
Commercial	$143	$331	$474	$—
Commercial Real Estate:
Owner occupied	—	210	210	—
Non Owner occupied	—	—	—	153
Residential Real Estate:
1-4 family	90	832	922	200
Home equity	—	5	5	114
Consumer	9	—	9	4

Totals	$242	$1,378	$1,620	$471

19

Heartland BancCorp

Notes to Consolidated Financial Statements

(Unaudited, table dollar amounts in thousands, except share data)

From time to time, the Company may modify certain loans to borrowers who are experiencing financial difficulty. In some cases, these modifications result in new loans. Loan modifications to borrowers experiencing financial difficulty may be in the form of principal forgiveness, interest rate reduction, term extension, other-than-significant payment delay or a combination thereof, among other things. During the nine months ended September 30, 2024 and September 30, 2023 there were no modifications of loans to borrowers experiencing financial difficulty.

The Company maintains an allowance for off-balance sheet credit exposures such as unfunded balances for existing lines of credit, commitments to extend future credit, as well as both standby and commercial letters of credit when there is a contractual obligation to extend credit and when this extension of credit is not unconditionally cancellable (i.e. commitment cannot be canceled at any time). The allowance for off-balance sheet credit exposures is adjusted as a provision for credit loss expense. The estimate includes consideration of the likelihood that funding will occur, which is based on a historical funding study derived from internal information, and an estimate of expected credit losses on commitments expected to be funded over its estimated life, which are the same loss rates that are used in computing the ACL for loans. The allowance for credit losses for unfunded loan commitments of $1,261,000 as of September 30, 2024 and $1,469,000 at December 31, 2023 is classified on the balance sheet within other liabilities.

The following table presents the balance and activity in the ACL for unfunded loan commitments:

	Nine Months Ended	Nine Months Ended
	September 30, 2024	September 30, 2023
Balance, beginning of period	$1,469	$—
Adjustment for adoption of ASC 326	—	1,310
Provision for unfunded commitments	(208)	712
Balance, end of period	$1,261	$2,022

Note 4:        Interest-bearing Time Deposits

Interest-bearing time deposits in denominations of $250,000 or more were $96,770,000 on September 30, 2024 and $79,554,000 on December 31, 2023. The Company had brokered interest-bearing time deposits of $158,294,000 and $102,278,000 on September 30, 2024 and December 31, 2023, respectively.

At September 30, 2024, the scheduled maturities of time deposits are as follows:

2024	$51,806
2025	476,567
2026	30,954
2027	13,055
2028 and thereafter	15,545

Total time deposits	$587,927

20

Heartland BancCorp

Notes to Consolidated Financial Statements

(Unaudited, table dollar amounts in thousands, except share data)

Note 5:       Regulatory Matters

The Company and the Bank are subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Company’s financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Company and the Bank must meet specific capital guidelines that involve quantitative measures of assets, liabilities and certain off-balance-sheet items as calculated under regulatory accounting guidelines. The capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors. Furthermore, the Company’s regulators could require adjustments to regulatory capital not reflected in these financial statements.

Quantitative measures established by regulation to ensure capital adequacy require the Company and the Bank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier I capital (as defined) to risk-weighted assets (as defined), common equity Tier 1 capital (as defined) to total risk-weighted assets (as defined) and of Tier I capital (as defined) to average assets (as defined). Management believes, as of September 30, 2024, that the Company and the Bank meet all capital adequacy requirements to which they are subject.

As of September 30, 2024, the most recent notification from the Federal Reserve categorized the Company and Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well-capitalized, the Company and Bank must maintain capital ratios as set forth in the table that follows. There are no conditions or events since that notification that management believes have changed the Company or Bank’s category.

21

Heartland BancCorp

Notes to Consolidated Financial Statements

(Unaudited, table dollar amounts in thousands, except share data)

The Company’s and Bank’s actual capital amounts and ratios are presented in the following table:

	Actual		For Capital Adequacy Purposes		To Be Well Capitalized Under Prompt Corrective Action Provisions
	Amount	Ratio	Amount	Ratio	Amount	Ratio
As of September 30, 2024
Total Capital
(to Risk-Weighted Assets)
Consolidated	$220,080	14.2%	N/A	N/A	N/A	N/A
Bank	209,580	13.5%	123,833	8.0%	$154,791	10.0%
Tier I Capital
(to Risk-Weighted Assets)
Consolidated	176,223	11.4%	N/A	N/A	N/A	N/A
Bank	190,473	12.3%	92,874	6.0%	123,833	8.0%
Common Equity Tier I Capital
(to Risk-Weighted Assets)
Consolidated	176,223	11.4%	N/A	N/A	N/A	N/A
Bank	190,473	12.3%	69,656	4.5%	100,614	6.5%
Tier I Capital
(to Average Assets)
Consolidated	176,223	9.2%	N/A	N/A	N/A	N/A
Bank	190,473	10.0%	76,370	4.0%	95,462	5.0%
As of December 31, 2023
Total Capital
(to Risk-Weighted Assets)
Consolidated	$209,075	13.5%	N/A	N/A	N/A	N/A
Bank	198,869	12.8%	124,295	8.0%	$155,369	10.0%
Tier I Capital
(to Risk-Weighted Assets)
Consolidated	164,929	10.6%	N/A	N/A	N/A	N/A
Bank	179,473	11.6%	93,221	6.0%	124,295	8.0%
Common Equity Tier I Capital
(to Risk-Weighted Assets)
Consolidated	164,929	10.6%	N/A	N/A	N/A	N/A
Bank	179,473	11.6%	69,916	4.5%	100,990	6.5%
Tier I Capital
(to Average Assets)
Consolidated	164,929	9.0%	N/A	N/A	N/A	N/A
Bank	179,473	9.8%	73,573	4.0%	91,967	5.0%

The Bank is subject to certain restrictions on the amount of dividends that it may declare without prior regulatory approval. Generally, the Bank’s payment of dividends is limited to net income for the current year plus the two preceding calendar years, less capital distributions paid over the comparable time period.

The above minimum capital requirements exclude the 2.50% capital conservation buffer required to avoid limitations on capital distributions, including dividend payments and certain discretionary bonus payments to executive officers. The net unrealized gain or loss on available-for-sale securities is not included in computing regulatory capital.

22

Heartland BancCorp

Notes to Consolidated Financial Statements

(Unaudited, table dollar amounts in thousands, except share data)

Note 6:     Related Party Transactions

Loans to directors, executive officers, significant stockholders and their affiliates are presented in the following table:

	September 30, 2024	September 30, 2023
Balance, beginning of year	$19,789	$21,281
New loans and advances	250	670
Repayments	(6,105)	(1,934)
Balance, end of period	$13,934	$20,017
Unused lines of credit	$6,521	$2,139

Credit cards, total limit	$324	$379

In management’s opinion, such loans and other extensions of credit and deposits were made in the ordinary course of business and were made on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons. Further, in management’s opinion, these loans did not involve more than normal risk of collectability or present other unfavorable features.

Deposits from related parties held by the Bank at September 30, 2024 and December 31, 2023, totaled $39,125,000 and $23,067,000, respectively.

23

Heartland BancCorp

Notes to Consolidated Financial Statements

(Unaudited, table dollar amounts in thousands, except share data)

Note 7:       Stock Option Plan

The Company has a fixed option plan under which the Company may grant options to selected directors, Advisory Board Members and employees for up to 249,738 shares of common stock that vest over two years or immediately if the recipient is 65 years old or older. The Company believes that such awards align the interests of its employees with those of its shareholders. The exercise price of each option is intended to equal the fair value of the Company's stock on the date of grant. An option's maximum term is ten years. The compensation cost for the stock option expense recognized for the nine months ended September 30, 2024 and 2023 totaled $283,000 and $368,000, respectively. As of September 30, 2024, there was $371,000 of total unrecognized compensation cost related to non-vested share-based compensation arrangements granted under the Plan.

A summary of the status of the plan at September 30, 2024 and changes during the period then ended is presented below:

	2024
	Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (Years)	Aggregate Instrinsic Value
Outstanding, beginning of period	238,390	$83.04
Granted	—	—
Exercised	(7,416)	85.96
Forfeited or expired	(6,100)	85.36

Outstanding, end of period	224,874	$82.82	5.63	$13,646

Exercisable, end of period	195,553	$82.77	5.18	$11,877

There were no options granted in 2024. The weighted-average grant-date fair value of options granted during 2023 was $13.83. The total intrinsic value of options exercised during the period ended September 30, 2024 and December 31, 2023 was $427,000 and $190,000, respectively.

The fair value of each option award granted is estimated on the date of the grant using a Black-Scholes valuation model that uses the assumptions noted in the following table. Expected volatility is based on historical volatility of the Company’s stock and other factors. The Company uses the simplified method to estimate option exercise and employee termination within the valuation model due to lack of historical data. The expected term of options granted represents the period of time that options are expected to be outstanding. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant.

24

Heartland BancCorp

Notes to Consolidated Financial Statements

(Unaudited, table dollar amounts in thousands, except share data)

	2024	2023
Dividend yield	N/A	3.66%
Volatility factors of expected market price of common stock	N/A	20.39%
Risk-free interest rate	N/A	3.85%
Expected life (in years)	N/A	7.0
Weighted-average fair value of options granted during the year	N/A	$13.83

Note 8:      Earnings Per Share

Earnings per share (EPS) were computed as follows:

	Nine Months Ended
	September 30, 2024	September 30, 2023
Basic
Net Income	$14,597	$14,228

Weighted average common shares outstanding	2,016,405	2,012,794

Basic earnings per common share	$7.24	$7.07

Diluted
Net income	$14,597	$14,228

Weighted average common shares outstanding for basic earnings per common share	2,016,405	2,012,794
Dilutive effects of assumed exercise of stock options	36,729	16,964
Average shares and dilutive potential common shares	2,053,134	2,029,758

Diluted earnings per common share	$7.12	$7.01

Options to purchase 982 and 147,490 shares of common stock at a weighted-average exercise price of $101.75 and $88.57 per share were outstanding at September 30, 2024 and 2023, respectively, but were not included in the computation of diluted EPS because the options’ exercise price was greater than the average market price of the common shares.

Note 9:       Disclosures about Fair Value of Assets and Liabilities

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements must maximize the use of observable inputs and minimize the use of unobservable inputs. There is a hierarchy of three levels of inputs that may be used to measure fair value:

Level 1   Quoted prices in active markets for identical assets or liabilities

Level 2   Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities

Level 3   Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities

25

Heartland BancCorp

Notes to Consolidated Financial Statements

(Unaudited, table dollar amounts in thousands, except share data)

Recurring Measurements

The following tables present the fair value measurements of assets recognized in the accompanying balance sheets measured at fair value on a recurring basis and the level within the fair value hierarchy in which the fair value measurements fall at September 30, 2024 and December 31, 2023:

		Fair Value Measurements Using
	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
September 30, 2024:
U.S. government agencies	$40,673	$—	$40,673	$—
SBA Loan Pools	13,859	—	13,859	—
Mortgage-backed securities of U.S. government sponsored enterprises	63,236	—	63,236	—
State and political subdivisions	98,051	—	98,051	—
Corporate Bonds	14,088	—	14,088	—

December 31, 2023:
U.S. government agencies	$49,525	$—	$49,525	$—
SBA Loan Pools	12,621	—	12,621	—
Mortgage-backed securities of U.S. government sponsored enterprises	40,647	—	40,647	—
State and political subdivisions	94,702	—	94,702	—
Corporate Bonds	13,635	—	13,635	—

Following is a description of the valuation methodologies and inputs used for assets measured at fair value on a recurring basis and recognized in the accompanying balance sheets. There have been no significant changes in the valuation techniques during the period-ended September 30, 2024

Available-for-Sale Securities

Where quoted market prices are available in an active market, securities are classified within Level 1 of the valuation hierarchy. If quoted market prices are not available, then fair values are estimated by using quoted prices of securities with similar characteristics or independent asset pricing services and pricing models, the inputs of which are market-based or independently sourced market parameters, including, but not limited to, yield curves, interest rates, volatility, prepayments, defaults, cumulative loss projections and cash flows. Level 2 securities include U.S. government agencies, Mortgage-backed securities of U.S. government sponsored enterprises, State and political subdivisions and corporate bonds. In certain cases where Level 1 or Level 2 inputs are not available, securities are classified within Level 3 of the hierarchy.

26

Heartland BancCorp

Notes to Consolidated Financial Statements

(Unaudited, table dollar amounts in thousands, except share data)

Nonrecurring Measurements

The following tables present the fair value measurement of assets measured at fair value on a nonrecurring basis and the level within the fair value hierarchy in which the fair value measurements fall at September 30, 2024 and December 31, 2023:

		Fair Value Measurements Using
	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
September 30, 2024:
Collateral-dependent loans	$3,223	$—	$—	$3,223

December 31, 2023:
Collateral-dependent loans	$3,054	$—	$—	$3,054

Following is a description of the valuation methodologies used for assets measured at fair value on a nonrecurring basis and recognized in the accompanying balance sheets, as well as the general classification of such assets pursuant to the valuation hierarchy. For assets classified within Level 3 of the fair value hierarchy, the process used to develop the reported fair value is described below.

Collateral-Dependent Loans, Net of ACL

The estimated fair value of collateral-dependent loans is based on the appraised fair value of the collateral, less estimated cost to sell. Collateral-dependent loans are classified within Level 3 of the fair value hierarchy.

The Company considers the appraisal or evaluation as the starting point for determining fair value and then considers other factors and events in the environment that may affect the fair value. Appraisals of the collateral underlying collateral-dependent loans are obtained when the loan is determined to be collateral-dependent and subsequently as deemed necessary by management. Appraisals are reviewed for accuracy and consistency. Appraisers are selected from the list of approved appraisers maintained by management. The appraised values are reduced by discounts to consider lack of marketability and estimated cost to sell if repayment or satisfaction of the loan is dependent on the sale of the collateral. These discounts and estimates are developed by comparison to historical results.

27

Heartland BancCorp

Notes to Consolidated Financial Statements

(Unaudited, table dollar amounts in thousands, except share data)

Unobservable (Level 3) Inputs

The following table presents quantitative information about unobservable inputs used in nonrecurring Level 3 fair value measurements at September 30, 2024 and December 31, 2023:

	Fair Value at 9/30/2024	Valuation Technique	Unobservable Inputs	(Weighted Average)
Collateral-dependent loans	$3,223	Market comparable properties	Marketability discounts	20-20% (20%)

	Fair Value at 12/31/2023	Valuation Technique	Unobservable Inputs	Range (Weighted Average)
Collateral-dependent loans	$3,054	Market comparable properties	Marketability discounts	20-20% (20%)

Sensitivity of Significant Unobservable Inputs

The following is a discussion of the sensitivity of significant unobservable inputs, the interrelationships between those inputs and other unobservable inputs used in recurring fair value measurement and of how those inputs might magnify or mitigate the effect of changes in the unobservable inputs on the fair value measurement.

Collateral-Dependent loans

The significant unobservable input used in the fair value measurement of the Company’s collateral-dependent loans is the marketability discount. Significant increases in this input in isolation would result in a significantly lower fair value measurement.

28

Heartland BancCorp

Notes to Consolidated Financial Statements

(Unaudited, table dollar amounts in thousands, except share data)

Fair Value of Financial Instruments

The following table presents estimated fair values of the Company’s financial instruments and the level within the fair value hierarchy in which the fair value measurements fall at September 30, 2024 and December 31, 2023:

	Carrying Amount	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
September 30, 2024
Financial assets
Cash and cash equivalents	$67,771	$67,771	$—	$—
Loans held for sale	2,854	—	—	2,854
Loans, net of allowance for credit losses	1,535,845	—	—	1,457,688
Nonmarketable equity securities	6,946	—	6,946	—
Interest receivable	8,939	—	8,939	—

Financial liabilities
Deposits	1,705,730	—	1,707,660	—
Repurchase agreements	5,590	—	5,590	—
Other borrowed funds	10,000	—	10,000	—
Subordinated debt	24,065	—	20,121	—
Interest payable	1,119	—	1,119	—

December 31, 2023
Financial assets
Cash and cash equivalents	$36,682	$36,682	$—	$—
Held-to-maturity securities	—	—	—	—
Loans held for sale	1,145	—	—	1,145
Loans, net of allowance for credit losses	1,531,280	—	—	1,429,455
Nonmarketable equity securities	6,866	—	6,866	—
Interest receivable	8,101	—	8,101	—

Financial liabilities
Deposits	1,642,601	—	1,641,770	—
Repurchase agreements	4,583	—	4,583	—
Other borrowed funds	31,000	—	31,000	—
Subordinated debt	24,034	—	19,755	—
Interest payable	1,306	—	1,306	—

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Heartland BancCorp

Notes to Consolidated Financial Statements

(Unaudited, table dollar amounts in thousands, except share data)

Note 10:     Commitments and Credit Risk

Letters of Credit

Letters of credit are conditional commitments issued by the Bank to guarantee the performance of a customer to a third party. These guarantees are primarily issued to support public and private borrowing arrangements, including commercial paper, bond financing and similar transactions.

The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers.

The Bank had total outstanding letters of credit amounting to $587,000 and $540,000 at September 30, 2024 and December 31, 2023, respectively, with maturities within the next 12 months.

Lines of Credit

Lines of credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Lines of credit generally have fixed expiration dates. Since a portion of the line may expire without being drawn upon, the total unused lines do not necessarily represent future cash requirements. Each customer’s creditworthiness is evaluated on a case-by case basis. The amount of collateral obtained, if deemed necessary, is based on management’s credit evaluation of the counterparty. Collateral held varies but may include accounts receivable, inventory, property, plant and equipment, commercial real estate and residential real estate. Management uses the same credit policies in granting lines of credit as it does for on-balance-sheet instruments.

At September 30, 2024, the Bank had granted unused lines of credit to borrowers aggregating approximately $168,457,000 and $90,729,000 for commercial lines and open-end consumer lines, respectively. At December 31, 2023, the Bank had granted unused lines of credit to borrowers aggregating approximately $144,954,000 and $80,438,000 for commercial lines and open-end consumer lines, respectively.

Commitments to Originate Loans

Commitments to originate loans are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since a portion of the commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. Each customer’s creditworthiness is evaluated on a case-by-case basis. The amount of collateral obtained, if deemed necessary, is based on management’s credit evaluation of the counterparty. Collateral held varies, but may include accounts receivable, inventory, property, plant and equipment, commercial real estate and residential real estate. At September 30, 2024, and December 31, 2023, the Bank had outstanding commitments to originate variable rate loans aggregating approximately $100,397,000 and $50,409,000, respectively. The commitments extended over varying periods of time with the majority being disbursed within a one-year period.

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Heartland BancCorp

Notes to Consolidated Financial Statements

(Unaudited, table dollar amounts in thousands, except share data)

Note 11:       Subsequent Events

On July 29, 2024, the Corporation and German American Bancorp, Inc. (“German American”) jointly announced the signing of an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) under which German American will acquire the Corporation in a stock transaction. Under the terms of the Merger Agreement, which was unanimously approved by the boards of directors of both companies, the Corporation will merge into German American. Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, each shareholder of the Corporation will receive 3.90 shares of the German American’s common stock.

On November 19, 2024, the merger was approved by shareholders of both the Corporation and German American. Subject to receipt of regulatory approvals and satisfaction of other customary closing conditions, the transaction is anticipated to close in the first quarter of 2025. The Merger Agreement provides certain termination rights for both German American and the Corporation and further provides that a termination fee of $10,000,000 will be payable by the corporation to German American upon termination of the Merger Agreement under certain circumstances.

Management has evaluated subsequent events occurring through November 20, 2024, the date the consolidated financials statements were available to be issued and noted no other items required accrual or disclosure.

31